UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 24, 2024
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Marathon Petroleum Corporation
(Exact name of registrant as specified in its charter)
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Delaware	001-35054	27-1284632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

539 South Main Street, Findlay, Ohio 45840
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (419) 422-2121
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	MPC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 24, 2024, at the annual meeting of shareholders (the “2024 Annual Meeting”) of Marathon Petroleum Corporation (the "Company"), the Company's shareholders approved an amendment to the Company's Restated Certificate of Incorporation to provide for officer exculpation, as permitted by Delaware General Corporation Law (“DGCL”). Specifically, the amendment limits the personal liability of certain officers for monetary damages associated with breaches of the fiduciary duty of care (but not the fiduciary duty of loyalty) in limited circumstances. The amendment also provides that if the DGCL is further amended to eliminate or limit the personal liability of officers, the liability of officers will be limited to the fullest extent permitted by law, as so amended. Following shareholder approval, the Company's Board of Directors approved the form of Certificate of Amendment to the Company's Restated Certificate of Incorporation, and a form of Restated Certificate of Incorporation, which restates and integrates into a single document, but does not further amend, the Company's certificate of incorporation, as amended and restated to date. On April 24, 2024, the Company filed the Certificate of Amendment and the Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The foregoing summary of the Certificate of Amendment and the Restated Certificate of Incorporation is qualified in its entirety by reference to the full text of the Certificate of Amendment and the Restated Certificate of Incorporation, copies of which are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company's 2024 Annual Meeting was held on April 24, 2024. Following are the voting results for the proposals considered and voted upon at the 2024 Annual Meeting.

1.	ELECTION OF CLASS I DIRECTORS

The shareholders elected each of Abdulaziz F. Alkhayyal, Jonathan Z. Cohen, Michael J. Hennigan and Frank M. Semple as Class I directors, each to serve terms expiring on the date of the Company’s 2027 annual meeting of shareholders and until each such director's successor is duly elected and qualified or until each such director's earlier death, resignation or removal, by the following votes:

NOMINEE	VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
Abdulaziz F. Alkhayyal	225,146,517	23,271,750	593,978	57,931,994
Jonathan Z. Cohen	236,315,583	12,165,888	530,774	57,931,994
Michael J. Hennigan	233,919,112	14,585,541	507,592	57,931,994
Frank M. Semple	240,183,255	8,302,239	526,751	57,931,994

2.	RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR FOR 2024

The shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for the year ending December 31, 2024, by the following votes:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
301,034,389	5,021,257	888,593	—

3.	APPROVAL, ON AN ADVISORY BASIS, OF THE COMPANY'S NAMED EXECUTIVE OFFICER COMPENSATION

The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers by the following votes:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
227,571,907	20,486,002	954,336	57,931,994

4.	RECOMMENDATION, ON AN ADVISORY BASIS, ON THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

The shareholders recommended, on an advisory basis, that future advisory votes to approve named executive officer compensation ("say-on-pay") be held every one year by the following votes:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTES
240,631,903	619,969	6,664,020	1,096,353	57,931,994

In accordance with these results, the Company’s Board of Directors determined on April 24, 2024, that the Company will hold an annual say-on-pay vote until the next advisory vote on the frequency of future say-on-pay votes, expected to take place at the Company's 2030 annual meeting.

5.	APPROVAL OF AN AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO PROVIDE FOR OFFICER EXCULPATION

The proposal to approve an amendment to the Company’s Restated Certificate of Incorporation to provide for officer exculpation received the required affirmative vote of at least a majority of the Company’s outstanding shares entitled to vote:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
219,363,209	28,617,200	1,031,836	57,931,994

6.	APPROVAL OF AN AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS

The proposal to approve an amendment to the Company’s Restated Certificate of Incorporation to declassify the Board of Directors did not receive the required affirmative vote of at least 80% of the Company’s outstanding shares entitled to vote:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
246,402,073	1,609,185	1,000,987	57,931,994

7.	APPROVAL OF AN AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE SUPERMAJORITY PROVISIONS

The proposal to approve an amendment to the Company’s Restated Certificate of Incorporation to eliminate supermajority provisions did not receive the required affirmative vote of at least 80% of the Company’s outstanding shares entitled to vote:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
245,557,789	2,641,813	812,643	57,931,994

8.	SHAREHOLDER PROPOSAL SEEKING A SIMPLE MAJORITY VOTE

The shareholder proposal seeking a simple majority vote was not approved based on the following votes:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
115,999,735	131,854,819	1,157,691	57,931,994

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment, dated April 24, 2024, to the Restated Certificate of Incorporation of Marathon Petroleum Corporation

3.2	Restated Certificate of Incorporation of Marathon Petroleum Corporation, dated April 24, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Petroleum Corporation

Date: April 26, 2024	By:	/s/ Molly R. Benson
Name: Molly R. Benson
Title: Chief Legal Officer and Corporate Secretary